EXHIBIT 10.5
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                        MARQUETTE SAVINGS BANK, S.A.

                    1998 STOCK OPTION AND INCENTIVE PLAN
                    ------------------------------------





                                 CERTIFICATE
                                 -----------





             I, Gary J. Sparza, Secretary of Marquette Savings Bank,

   S.A., hereby certify that the attached document is a correct copy of the MARQUETTE SAVINGS BANK, S.A. 1998 STOCK OPTION AND INCENTIVE PLAN.



                  Dated this 12th day of January, 1998.



                                           /s/ Gary J. Sparza
                                           ---------------------------
                                           Secretary as Aforesaid

                                                (Corporate Seal)





























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                        MARQUETTE SAVINGS BANK, S.A.

                    1998 STOCK OPTION AND INCENTIVE PLAN
                    ------------------------------------


   SECTION 1.     PURPOSE.

        The purpose of the Marquette Savings Bank, S.A. 1998 Stock Option and Incentive Plan (the "Plan") is to benefit Marquette Savings Bank, S.A. (the "Bank") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Bank by officers and other key employees (including Directors of the Bank who are also employees) of the Bank and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Bank, and to improve the ability of the Bank to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Bank over a period of years through receipt of options to acquire common stock of the Bank. The Plan also is intended as an additional incentive to members of the Board of Directors of the Bank who are not employees of the Bank ("Non-Employee Directors") to serve on the Board of Directors of the Bank (the "Board") and to devote themselves to the future success of the Bank by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Bank through receipt of options to acquire common stock of the Bank.

        The Bank may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options that do not constitute ISOs ("NISOs") (ISOs and NISOs being hereinafter collectively referred to as "Options").

   SECTION 2.     ELIGIBILITY.

        Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Bank who are also employees) (collectively referred to herein as "Key Employees") of the Bank or any other entity of which the Bank is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Bank or its Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").





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   SECTION 3.     ADMINISTRATION.

        3.1. THE COMMITTEE. The Plan shall be administered by the Salary Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation.

        3.2. AUTHORITY OF THE COMMITTEE. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. Except as otherwise provided in Section 5.1, the Committee, in its sole discretion, shall determine the Key Employees and Non-Employee Directors of the Bank and its Subsidiaries to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option. The Committee shall, at all times, act according to applicable law, including regulations of the Office of Thrift Supervision and the Wisconsin Department of Financial Institutions.

        The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Bank, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Bank and/or its Subsidiaries, and their respective successors in interest.

        No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Bank so that members of the Committee shall be entitled to indemnification pursuant to the Bank's Articles of Incorporation and By-Laws and as provided in Section 14.

   SECTION 4.     SHARES OF COMMON STOCK SUBJECT TO PLAN.

        4.1. The total number of shares of common stock, par value $.01 per share, of the Bank (the "Common Stock"), that may be issued and

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   sold under the Plan initially shall be 106,734.  The number of shares of Common Stock delivered by any such Optionee or withheld by the Bank on behalf of any such Optionee pursuant to Section 8.2 or 8.4 of the Plan shall once again be available for issuance pursuant to subsequent Options. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 8.4 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

        4.2. The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Bank with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Committee, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Bank are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Bank, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

             Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution and enlargement of an Optionee's rights, if such Optionee receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Optionee has not paid the applicable exercise price) to the rights the Optionee would have received had he exercised his outstanding Options, and become a stockholder of the Bank immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

   SECTION 5.     GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS.

        5.1. GRANTS. Each individual who is a Non-Employee Director on the Effective Date of the Plan shall be granted automatically a NISO to purchase 5,336 shares of Common Stock on the effective date of the Plan. Non-Employee Directors shall also be eligible to receive


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   discretionary grants of NISOs as determined by the Committee from time to time.

        5.2. EXERCISE PRICE AND PERIOD. The per share Option exercise price of each such NISO granted to a Non-Employee Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. "Fair Market Value" shall mean the average of the closing price for Bank Stock as reported on The Nasdaq Stock Market for the 20 business days ending on the third business day preceding the date with respect to which such Bank Stock is being valued, for which trades in Bank Stock were reported on The Nasdaq Stock Market. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as the closing price for that day. In the event that Bank Stock is not readily tradable on an established securities market, the Fair Market Value of Bank Stock shall be determined by an independent appraiser meeting requirements similar to the requirements of the treasury regulations promulgated under Section 170(a)(1) of the Code.

        Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, NISOs granted to a Non-Employee Director shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority at any time to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Non-Employee Directors under the Plan, subject to applicable law. Each NISO shall expire on the date ten years after the date of grant.

         In addition to the terms and conditions set forth in this
   Section 5, NISOs granted to Non-Employee Directors also shall be subject to such terms and conditions applicable to NISOs according to other provisions of the Plan, PROVIDED, HOWEVER, such additional terms and conditions are not inconsistent with the terms and conditions set forth in Section 5 of this Plan.

   SECTION 6.     GRANTS OF OPTIONS TO KEY EMPLOYEES.

        6.1. GRANT. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NISOs, to Key Employees of the Bank or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

        6.2. OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price,

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   the expiration date of the Option, the number of shares of Common
   Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

        6.3. EXPIRATION. Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

        6.4. EXERCISE PERIOD. Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, Options granted to Key Employees shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority at any time to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan, subject to applicable law.

        6.5. REQUIRED TERMS AND CONDITIONS OF ISOS. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

             (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall be the Fair Market
        Value of the shares of Common Stock on the date such ISO is granted.

             (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Bank and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to a ISO, which first becomes exercisable in any calendar year exceeds the limitation of this paragraph 6.5(b), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NISO; but in all other respects, the original Option Agreement shall remain in full force and effect.



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             (c)  As used in this Section 6, the words "parent" and
        "subsidiary" shall have the meanings given to them in
        Section 424(e) and 424(f) of the Code.

             (d) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or of its parent or subsidiary corporations, within the meaning of
        Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

             (e) No ISOs may be granted under the Plan after January 12, 2008.

             (f) The Committee may, in its sole discretion, cause the Bank to convert an ISO to a NISO upon such terms and conditions and in such manner as the Committees deems equitable.

        6.6. REQUIRED TERMS AND CONDITIONS OF NISOS. Each NISO granted to a Key Employee or Non-Employee Director shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: the per share exercise price of each NISO shall be the Fair Market Value of the shares of Common Stock on the date the NISO is granted; provided however, that in no event may the exercise price be less than the par value of the shares of Common Stock subject to such NISO.

   SECTION 7.     EFFECT OF TERMINATION.

        7.1. TERMINATION GENERALLY. Except as provided in Sections 7.2 and 7.3, or by the Committee, in its sole discretion, any Option not yet exercisable shall terminate on the date of the Optionee's termination of employment of a Key Employee with the Bank and its Subsidiaries, or termination of service of a Non-Employee Director on the Board, for any reason. A Key Employee's transfer of employment from the Bank to a Subsidiary, or from a Subsidiary to the Bank, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of a Key Employee or by leave of absence authorized by the Bank or a Subsidiary.



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        7.2. DEATH AND DISABILITY.  In the event of an Optionee's death or Disability (as defined below) during employment of a Key Employee with the Bank or any of its Subsidiaries, or during service of a Non-Employee Director on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of:
   (a) the first anniversary of the date of the Optionee's death or Disability; or (b) the date that such Option expires in accordance with its terms. For purposes of this Section 7.2, "Disability" shall mean the inability of an individual to discharge current job responsibilities by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date and existence of any Disability.

        7.3. RETIREMENT OF OPTIONEES.

             (a) NON-EMPLOYEE DIRECTORS. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Bank in accordance with the Bank's retirement policy for Directors ("Retirement"), any Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

             (b) KEY EMPLOYEES. Section 7.3(a) shall be applicable to Options held by any Key Employee in the event the employment of such Key Employee with the Bank and/or its Subsidiaries shall be terminated by reason of Retirement. Retirement with respect to a Key Employee who also is a Director shall have the meaning set forth in Section 7.3(a), so long as the service of such Key Employee on the Board of Directors continues after such Retirement. Retirement with respect to a Key Employee who is not a Director or a Key Employee who is a Director and whose service on the Board of Directors does not continue following his termination of employment with the Bank and/or its Subsidiaries means retirement at the normal or early retirement date as set forth in the Bank's Employee Stock Ownership Plan.

   SECTION 8.     EXERCISE OF OPTIONS.

        8.1. NOTICE. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Bank.

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        8.2. EXERCISE PRICE.  Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash;
   (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Bank to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (e) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or
   (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Bank. In the case of payment pursuant to (b), (c) or
   (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee that shall govern all future exercises of Options until revoked by the Optionee. The Bank shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. Section 220.3(e)(4) or other applicable provision of law.

        8.3. TAXES GENERALLY. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Bank may require the Optionee to pay the Bank an amount equal to the amount of the tax the Bank or any Subsidiary may be required to withhold for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

        8.4. PAYMENT OF TAXES. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Bank to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Bank having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to
   (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the

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   right to make elections or deliveries.  In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

             If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two years of the date such ISO was granted, or within one year of such exercise, he shall notify the Bank of such disposition and remit an amount necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, the Bank may withhold all or a portion of any salary then or in the future owed to such holder as necessary to satisfy such requirements.

   SECTION 9.     TRANSFERABILITY OF OPTIONS.

        No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Notwithstanding the preceding sentence, an Option Agreement for NISOs may provide that the Optionee, at any time prior to his death, may assign all or any portion of an NISO granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code
   Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such NISO, and such portion of the NISO will continue to be subject to all of the terms, conditions and restrictions applicable to the NISO, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Bank on or prior to the effective date of the assignment.

   SECTION 10.    RIGHTS AS STOCKHOLDER.

        An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to


                                     10





   the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

   SECTION 11.  POSTPONEMENT OF EXERCISE.

        The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Bank (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Bank shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Bank nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

   SECTION 12.    TRUST AGREEMENT.

        Notwithstanding any other terms of the Plan, the Bank may enter into a trust agreement ("Trust Agreement") whereby the Bank shall agree to contribute to a trust ("Trust") for the purpose of accumulating shares of Common Stock to assist the Bank in fulfilling its obligations to Optionees hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of the Bank in the event of insolvency.

   SECTION 13.    TERMINATION OR AMENDMENT OF PLAN.

        The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Bank to the extent allowed by law.

        The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted

                                     11





   hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

        No amendment or termination of the Plan shall in any manner adversely affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

        This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

   SECTION 14.    INDEMNIFICATION OF THE COMMITTEE.

        In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegate, the members of the Committee and its delegate shall be indemnified by the Bank against (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Bank) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or delegate is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegate shall in writing offer the Bank the opportunity, at its own expense, to handle and defend the same.

   SECTION 15.    EFFECTIVE DATE.

        The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Bank entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months after the date of adoption of the Plan by the Board.

   SECTION 16.    LEAVES OF ABSENCE.

         The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan regarding

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   any leave of absence taken by a Key Employee who is the recipient of any Option. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (b) the impact, if any, of any such leave of absence on Options under the Plan thereto granted to any Key Employee who takes such leave of absence.

   SECTION 17.    GOVERNING LAW

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin and, in the case of ISOs, Section 422 of the Code and regulations issued thereunder.

   SECTION 18.    SUCCESSORS.

        In the event of a sale of substantially all of the assets of the Bank, or a merger, consolidation or share exchange involving the Bank, all obligations of the Bank under the Plan with respect to Options granted hereunder shall be binding on the successor to the transaction. Employment of a Key Employee with such a successor shall be considered employment of the Key Employee with the Bank for purposes of the Plan.

   SECTION 19.    NOTICES.

        Notices given pursuant to the Plan shall be in writing and shall be deemed received when personally delivered or five days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to the Bank shall be directed to:

                       Richard A. Knisbeck
                       President and Chief Executive Officer
                       Marquette Savings Bank, S.A.
                       10533 National Avenue
                       West Allis, Wisconsin  53227-2099

        Notices to or with respect to an Optionee shall be directed to the Optionee, or the executors, personal representatives or distributees of a deceased Optionee, at the Optionee's home address on the records of the Bank.










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        IN WITNESS WHEREOF, the Bank has caused this Plan to be executed by its duly authorized officers, and its corporate seal to be affixed and duly attested, all on this 12 day of January, 1998.


                                 MARQUETTE SAVINGS BANK, S.A.


                                 By  /s/ Richard A. Knisbeck
                                     ------------------------------
                                     Richard A. Knisbeck
                                     President and Chief Executive
                                     Officer

   ATTEST:


   /s/ Gary J. Sparza
   ------------------------
   Gary J. Sparza
   Secretary
































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